Exhibit 10.9

SHARE REPURCHASE AGREEMENT

This SHARE REPURCHASE AGREEMENT (this “Agreement”) is made and entered into as of October 1, 2019 by and among：

(1)	Genetron Holdings Limited (泛生子基因(控股)有限公司), an exempted company organized and existing under the laws of the Cayman Islands (the “Company”)；

(2)	Each of the individuals as set forth in Part I of Schedule I attached hereto (the “Individual Sellers”, and each an “Individual Seller”); and

(3)

Each of the entities as set forth in Part II of Schedule I attached hereto (the “Institution Sellers”, and each an “Institution Seller”; collectively with Individual Sellers, the “Sellers”, and each a “Seller”).

WHEREAS, the Sellers are the shareholders of the Company, which hold certain number of ordinary shares of a par value US$0.00002 each of the Company (the “Ordinary Shares”).

WHEREAS, the Company proposes to repurchase 8,272,000 Ordinary Shares from the Sellers (the “Repurchased Shares”), and the Sellers desire to sell the Repurchased Shares to the Company under the terms and conditions of this Agreement.

WHEREAS, the Company, VIVO CAPITAL FUND IX, L.P. (the “VIVO”) and other parties thereto have entered into a Series C-2 Preferred Shares Purchase Agreement dated October 1, 2019 (the “Series C-2 Preferred Shares Purchase Agreement”), under which VIVO has agreed to purchase from the Company, and the Company has agreed to sell to VIVO, certain number of Series C-2 Preferred Shares (as defined in the Series C-2 Preferred Shares Purchase Agreement) of the Company.

In consideration of the foregoing recitals and the mutual promises hereinafter set forth, the sufficiency and adequacy of which consideration the parties hereby acknowledge, the parties hereto, intending to be legally bound, agree as follows:

1. Sale and Repurchase. At the day before the Closing (as defined in the Series C-2 Preferred Shares Purchase Agreement) and subject to terms and conditions hereof (the “Repurchase Closing”), the Company shall purchase from each of the Sellers, and each of the Sellers shall severally and not jointly sell, assign, convey and deliver to the Company that number of Ordinary Shares as set forth opposite such Seller’s name in Schedule I, at the aggregate purchase price set forth opposite such Seller’s name in Schedule I (the “Repurchase Price”).

2. Repurchase Closing.

(a) At the Repurchase Closing, the Company shall update the register of members and cancel the Repurchased Shares. At the Repurchase Closing, the Sellers shall surrender the share certificates representing the Repurchased Shares to the Company for cancellation, and the Company shall deliver substitute share certificates to the Sellers to evidence remaining Ordinary Shares owned by the Sellers.

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(b) Within twenty (20) days after the Repurchase Closing, the respective Repurchase Price shall be paid by the Company to the bank accounts as designated in advance by such Sellers.

(c) Notwithstanding the foregoing, the Company shall be entitled to deduct the Holdback Amount (as defined below) from the respective Repurchase Price paid to such Institutional Seller as applicable in accordance with Section 5(b) hereof.

3. Representations and Warranties of the Sellers. The Sellers hereby severally and not jointly represent and warrant to the Company at the date of this Agreement and as at the Repurchase Closing as follows:

(a) This Agreement has been duly executed and delivered and constitutes the valid and binding obligations of each Seller. The execution, delivery and performance of this Agreement and the transfer of the Repurchased Shares by each Seller have been duly authorized by all necessary action of such Seller.

(b) Each Seller is the sole record and beneficial owner of the respective Repurchased Shares, free and clear of all liens, security interests, pledges, encumbrances and restrictions of every character whatsoever.

(c) Each Seller has not otherwise offered, sold, transferred or otherwise disposed of, or pledged, granted a security interest in or lien on, or otherwise encumbered, any of the Repurchased Shares.

4. Representations and Warranties of the Company. The Company hereby represents and warrants to the Sellers that all corporate action on the part of the Company necessary for the authorization of this Agreement and the performance of all obligations of the Company hereunder at the Repurchase Closing has been taken. Upon its execution and delivery, this Agreement will be valid and binding obligations of the Company, enforceable in accordance with its terms.

5. Covenants.

(a) Each of the Individual Sellers hereby severally and not jointly agrees and covenants that (a) he shall fulfill all tax filing and payment obligations that are required by the applicable laws to be fulfilled by him in connection with the transactions contemplated by this Agreement, including the receipt of the Repurchase Price, and (b) the Company shall have no obligations to pay or withhold any tax of any nature that is required by the applicable laws to be paid by the Individual Sellers (or their affiliates) in connection with the transactions contemplated by this Agreement.

(b) Each of the Institution Sellers hereby severally and not jointly agrees and acknowledges that it will file any and all tax reports and timely pay any tax due required under the applicable laws before the Repurchase Closing (including but not limited to the Announcement of the SAT on Several Issues Concerning the Enterprise Income Tax on Indirect Property Transfer by Non-Resident Enterprises promulgated by the SAT in February 3, 2015 (2015年2月3日国家税务总局颁布的《关于非居民企业间接转让财产企业所得税若干问题的公告》)(the “Announcement 7”)) in connection with the transactions contemplated by this Agreement, and the Company shall have no obligations to pay or withhold any tax of any nature that is required by the applicable laws to be paid by the Institution Sellers (or their affiliates) in connection with the transactions contemplated by this Agreement. Each of the Institution Sellers shall provide a copy of (i) the full set of their respective application or reporting documents and materials submitted to the relevant tax authorities in connection with the transactions contemplated by this Agreement, together with all proof or confirmation of submission or delivery and return receipts, as promptly as reasonably practicable after each relevant submission and (ii) the corresponding acknowledgements from the tax authorities as promptly as reasonably practicable after the receipt of such acknowledgements.

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If any Institution Seller have not made such filing and payment before the Repurchase Closing, the Company shall be entitled to deduct an amount equal to 10% of the Repurchase Price of each Institution Seller (the “Holdback Amount”) before paying the respective Repurchase Price to such Institution Seller, and shall be entitled to, at the costs of such Institution Seller, make the filling and pay the tax due required under Announcement 7 in connection with the transactions contemplated by this Agreement on behalf of such Institution Seller. If the Holdback Amount is not enough to cover the costs incurred and tax paid, the Company shall be entitled to claim compensation/reimbursement from the respective Institution Sellers. If the Holdback Amount exceeds the costs incurred and tax paid, the Company shall refund the rest to the respective Institution Sellers. Each of the Sellers shall provide to the Company on the date hereof all the documentation necessary for the said filing.

(c) Each of the Sellers shall severally and not jointly indemnify the Company for any failure to withhold claims brought by any applicable governmental tax bureau or authority, and for any losses, damages, and costs incurred by any of them as a result of the failure by such Sellers (or their affiliates) to fulfill any tax obligations as required by the applicable laws, including without limitation any taxes, late payment fees, penalties or fines imposed by any tax authorities in any applicable jurisdiction (including People’s Republic of China), in connection with the transactions contemplated by this Agreement.

6. Further Assurances. Each party shall execute and deliver such additional instruments, documents and other writings as may be reasonably requested by the other parties, before or after the Repurchase Closing, in order to confirm and carry out and to effectuate fully the intent and purposes of this Agreement.

7. Governing Law and Dispute Resolution. This Agreement shall be governed in all respects by the laws of Hong Kong, without giving effect to the principles of conflicts of laws thereunder. The parties shall first make their endeavors to settle any dispute arising from the interpretation and performance hereof through friendly negotiations. Should the dispute fail to be settled within sixty (60) days from the commencement of friendly negotiations or a longer time limit as may be mutually agreed by the parties, any party may submit the dispute to Hong Kong International Arbitration Center (“HKIAC”). The arbitration tribunal shall apply the HKIAC Administered Arbitration Rules, as in effect at the time of the arbitration. The arbitration tribunal shall consist of three arbitrators. The language to be used in the arbitral proceedings shall be English. The award of the arbitration tribunal shall be final and binding upon the parties. The cost of arbitration shall be borne by the losing party.

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8. Entire Agreement. This Agreement and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regards to the subjects hereof and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein and therein.

9. Severability. In case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

10. Amendment. This Agreement may be amended or modified only upon the written consent of the Company and the Sellers.

11. Termination. This Agreement may be terminated as between the Company on one hand and the Sellers on the other hand (i) by mutual written consent of the Company and such Sellers, (ii) by the Company if the Closing (as defined in the Series C-2 Preferred Shares Purchase Agreement) has not occurred after the signing of this Agreement. In the event of termination, this Agreement shall be void ab initio and of no further force and effect.

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IN WITNESS WHEREOF, the parties hereto have executed the SHARE REPURCHASE AGREEMENT as of the date set forth in the first paragraph hereof.

Genetron Holdings Limited (泛生子基因(控股)有限公司)

By:	/s/ Wang Sizhen
Name:	Wang Sizhen
Title:	Director

[Signature Page to Share Repurchase Agreement]

IN WITNESS WHEREOF, the parties hereto have executed the SHARE REPURCHASE AGREEMENT as of the date set forth in the first paragraph hereof.

FHP Holdings Limited

By:	/s/ Wang Sizhen
Name:	Wang Sizhen
Title:	Director

[Signature Page to Share Repurchase Agreement]

IN WITNESS WHEREOF, the parties hereto have executed the SHARE REPURCHASE AGREEMENT as of the date set forth in the first paragraph hereof.

/s/ Yan Hai
Yan Hai

[Signature Page to Share Repurchase Agreement]

IN WITNESS WHEREOF, the parties hereto have executed the SHARE REPURCHASE AGREEMENT as of the date set forth in the first paragraph hereof.

/s/ He Weiwu
He Weiwu

[Signature Page to Share Repurchase Agreement]

IN WITNESS WHEREOF, the parties hereto have executed the SHARE REPURCHASE AGREEMENT as of the date set forth in the first paragraph hereof.

Genetron Voyage Holdings Limited

By:	/s/ Wang Sizhen
Name:	Wang Sizhen
Title:	Director

[Signature Page to Share Repurchase Agreement]

IN WITNESS WHEREOF, the parties hereto have executed the SHARE REPURCHASE AGREEMENT as of the date set forth in the first paragraph hereof.

Genetron United Holdings Limited

By:	/s/ Wang Sizhen
Name:	Wang Sizhen
Title:	Director

[Signature Page to Share Repurchase Agreement]